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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 28, 2002


                             MASTERCARD INCORPORATED
             (Exact name of registrant as specified in its charter)

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                DELAWARE                                  *                  13-4172551
      (State or other jurisdiction                    (Commission            (IRS Employer
           of incorporation)                         File Number)          Identification No.)

        2000 PURCHASE STREET
        PURCHASE, NEW YORK                                          10577
(Address of principal executive offices)                            (Zip Code)
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                                 (914) 249-2000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

         Effective June 28, 2002, MasterCard Incorporated acquired control of 100% of the shares of Europay International S.A. ("Europay") not previously owned by MasterCard International Incorporated ("MasterCard International") pursuant to the Share Exchange and Integration Agreement, dated as of February 13, 2002, entered into by MasterCard Incorporated, MasterCard International and Europay (the "Integration Agreement"). In connection with the Integration Agreement, each shareholder of Europay (other than MasterCard International and MasterCard/Europay U.K. Limited, a company formed by certain financial institutions in the United Kingdom for the purpose of holding their shares in Europay ("MEPUK")) was required to enter into a separate share exchange agreement with MasterCard Incorporated and MasterCard International, pursuant to which it exchanged its Europay shares for a specified number of shares of class A redeemable common stock and class B convertible common stock of MasterCard Incorporated. In addition, the shareholders of MEPUK were required to enter into an agreement with MasterCard Incorporated and MasterCard International pursuant to which they exchanged their MEPUK shares for a specified number of shares of class A redeemable common stock and class B convertible common stock of MasterCard Incorporated. As a result of this transaction, each of Europay and MEPUK became a wholly-owned subsidiary of MasterCard Incorporated. MasterCard International and MEPUK continue to hold shares of Europay.

         Also effective June 28, 2002, pursuant to the Agreement and Plan of Merger, dated as of February 13, 2002, entered into among MasterCard Incorporated, MasterCard International and MasterCard Merger Sub, Inc., a wholly-owned subsidiary of MasterCard Incorporated (the "Merger Agreement"), MasterCard International and MasterCard Merger Sub, Inc. were merged under Delaware law with MasterCard International being the surviving entity. Under the Merger Agreement, each issued and outstanding principal membership interest in MasterCard International was automatically converted by virtue of the merger into a class A membership interest of MasterCard International and a specified number of shares of class A redeemable common stock and class B convertible common stock of MasterCard Incorporated.

         The issuance of class A redeemable and class B convertible common stock of MasterCard Incorporated was registered under the Securities Act of 1933 pursuant to MasterCard Incorporated's Post-Effective Amendment No. 2 to its Registration Statement on Form S-4, Registration No. 333-67544, which was declared effective on May 8, 2002 (the "Registration Statement"). The proxy statement-prospectus of MasterCard International contained in the Registration Statement contains additional information about the transactions described above. The information in such proxy statement-prospectus contained under the following captions is included herein as Exhibit 99.1 and is incorporated by reference into this Item 2:

                  (i)    "The Conversion;"

                  (ii)   "The Integration;"

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                  (iii)  "Share Allocation and the Global Proxy;"

                  (iv)   "Management;"

                  (v) "Security Ownership of Certain Beneficial Owners and Management;"

                  (vi)   "Certain Relationships and Related Transactions;"

                  (vii) "Description of Capital Stock of MasterCard Incorporated;" and

                  (viii) "Material Contracts Between MasterCard International and Europay."

        On July 1, 2002, MasterCard International issued a news release announcing the completion of the above-referenced transactions. A copy of the news release is included herein as Exhibit 99.2 and is incorporated by reference into this Item 2.
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Item 7.  Financial Statements and Exhibits.

         (A)  Financial Statements of Business Acquired.

                        The consolidated financial statements of Europay as of December 31, 2001 and 2000 and for each of the three years ended December 31, 2001, 2000 and 1999 are included herein as Exhibit 99.3 and are incorporated by reference into this Item 7.


         (B)  Pro Forma Financial Information.

                        The unaudited pro forma condensed combined financial statements combining the historical consolidated balance sheets and statements of income of MasterCard International and Europay as of and for the year ended December 31, 2001 and giving pro forma effect to the conversion and integration are included herein as
                        Exhibit 99.4 and are incorporated by reference into this
                        Item 7.


         (C)  Exhibits.

               (i) Exhibit 2.1. Share Exchange and Integration Agreement, dated as of February 13, 2002, by and among MasterCard Incorporated, MasterCard International Incorporated and Europay International S.A. (incorporated by reference to
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                            Annex B to the proxy statement-prospectus in Part I
                            of the Registration Statement defined herein).

               (ii) Exhibit 2.2. Form of Share Exchange Agreement to be entered among MasterCard Incorporated, MasterCard International Incorporated and each shareholder of Europay International S.A. other than MEPUK and MasterCard International Incorporated (incorporated by reference to Annex C to the proxy statement-prospectus in Part I of the Registration Statement defined herein).

               (iii) Exhibit 2.3. Agreement and Plan of Merger, dated as of February 13, 2002, by and among MasterCard International Incorporated, MasterCard Incorporated and MasterCard Merger Sub, Inc. (incorporated by reference to Annex A to the proxy statement-prospectus in Part I of the Registration Statement defined herein).

               (iv) Exhibit 2.4. Form of Share Exchange Agreement to be entered among MasterCard Incorporated and each shareholder of MasterCard/Europay U.K. Limited (incorporated by reference to Exhibit 2.4 of the Registration Statement defined herein).

               (v) Exhibit 4.1. Amended and Restated Certificate of Incorporation of MasterCard Incorporated.

               (vi) Exhibit 4.2. Amended and Restated Bylaws of MasterCard Incorporated.

               (vii) Exhibit 4.3. Form of Specimen Certificate for Class A Redeemable Common Stock of MasterCard Incorporated (incorporated by reference to Exhibit 4.1 of the Registration Statement defined herein).

               (viii) Exhibit 4.4. Form of Specimen Certificate for Class B Convertible Common Stock of MasterCard Incorporated (incorporated by reference to Exhibit
                            4.2 of the Registration Statement defined herein).

               (ix)         Exhibit 99.1. Portions of the proxy
                            statement-prospectus contained in the Registration Statement defined herein.

               (x) Exhibit 99.2. News Release, dated July 1, 2002, of MasterCard International.
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               (xi)         Exhibit 99.3. Consolidated financial statements of
                            Europay as of December 31, 2001 and 2000 and for each of the three years in the periods ended December 31, 2001, 2000 and 1999.

               (xii) Exhibit 99.4. Unaudited pro forma condensed combined financial statements of MasterCard International and Europay as of and for the year ended December 31, 2001 and giving pro forma effect to the conversion and integration.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MASTERCARD INCORPORATED

Date: July 12, 2002                               By: /s/ ROBERT W. SELANDER
                                                      --------------------------
                                                      President and Chief
                                                      Executive Officer
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                                  EXHIBIT INDEX
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              EXHIBIT
              NUMBER        EXHIBIT DESCRIPTION

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               2.1          Share Exchange and Integration Agreement, dated as
                            of February 13, 2002, by and among MasterCard Incorporated, MasterCard International Incorporated and Europay International S.A. (incorporated by reference to Annex B to the proxy statement-prospectus in Part I of the Registration Statement defined herein).

               2.2 Form of Share Exchange Agreement to be entered among MasterCard Incorporated, MasterCard International Incorporated and each shareholder of Europay International S.A. other than MEPUK and MasterCard International Incorporated (incorporated by reference to Annex C to the proxy statement-prospectus in Part I of the Registration Statement defined herein).

               2.3 Agreement and Plan of Merger, dated as of February 13, 2002, by and among MasterCard International Incorporated, MasterCard Incorporated and MasterCard Merger Sub, Inc. (incorporated by reference to Annex A to the proxy statement-prospectus in Part I of the Registration Statement defined herein).

               2.4 Form of Share Exchange Agreement to be entered among MasterCard Incorporated and each shareholder of MasterCard/Europay U.K. Limited (incorporated by reference to Exhibit 2.4 of the Registration Statement defined herein).

               4.1 Amended and Restated Certificate of Incorporation of MasterCard Incorporated.

               4.2          Amended and Restated Bylaws of MasterCard
                            Incorporated.

               4.3 Form of Specimen Certificate for Class A Redeemable Common Stock of MasterCard Incorporated (incorporated by reference to Exhibit 4.1 of the Registration Statement defined herein).

               4.4 Form of Specimen Certificate for Class B Convertible Common Stock of MasterCard Incorporated (incorporated by reference to Exhibit 4.2 of the Registration Statement defined herein).

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               99.1         Portions of the proxy statement-prospectus contained
                            in the Registration Statement defined herein.

               99.2         News Release, dated July 1, 2002, of MasterCard
                            International.

               99.3 Consolidated financial statements of Europay as of December 31, 2001 and 2000 and for each of the three years in the periods ended December 31, 2001, 2000 and 1999.

               99.4 Unaudited pro forma condensed combined financial statements of MasterCard International and Europay as of and for the year ended December 31, 2001 and giving pro forma effect to the conversion and integration.

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